UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway,
Centennial, Colorado (Address of principal executive offices)	80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 27, 2011, the Company’s Board of Directors approved the payment of discretionary bonuses to the Company’s salaried employees, including the Company’s named executive officers. The discretionary bonus payments reflect the Board’s desire to retain and motivate employees and reward them for contributions to the Company’s performance. As previously reported, the Company did not pay bonuses under its fiscal year 2010 executive bonus program and did not implement an executive bonus structure for fiscal year 2011. In connection with the award of discretionary bonuses to salaried employees, the following bonuses were awarded to named executives: Mr. Malkoski, $173,500; Mr. Cordier, $85,000; Mr. Kortemeyer, $35,000; Mr. Randall, $50,000; and Mr. Lawlor, $30,000.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation (Registrant)
May 2, 2011	/s/ Steven O. Cordier
Steven O. Cordier
Sr. Vice President & Chief Financial Officer